Exhibit 10.2
* Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-
2 of the Exchange Act of 1934, as amended.

FIRST AMENDMENT TO FIRST AMENDED AND RESTATED
CRUDE OIL MARKETING AGREEMENT

This First Amendment to First Amended and Restated Crude Oil Marketing Agreement (this “Amendment”) is dated as of July 2, 2018 (the “Execution Date”), by and between Penn Virginia Oil & Gas, L.P. (“PVOG”) and Republic Midstream Marketing, LLC (“Republic”). PVOG and Republic may be referred to individually as a “Party” or collectively as the “Parties.”

RECITALS

WHEREAS, PVOG and Republic are parties to that certain First Amended and Restated Crude Oil Marketing Agreement, dated as of August 1, 2016 (as amended, the “Marketing Agreement”), pursuant to which PVOG agreed to deliver certain volumes of crude oil to Republic, and Republic agreed to accept said volumes, pursuant to the terms thereof; and

WHEREAS, the Parties wish to amend the Marketing Agreement to clarify certain provisions.

NOW THEREFORE, in consideration of the mutual covenants and agreements of the Parties herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Parties, the Parties hereby agree as follows:

1.Amendment to Marketing Agreement. Effective as of May 1, 2018 (the “Effective Date”), Section 3.b of Article II of the Marketing Agreement shall be amended to read in its entirety as follows:
““Transportation Deduction” means the sum of (i) the Committed Shipper B Base Rate Transportation Rate (the “Shipper B Base Rate”) as defined from time to time in the KMCC Rate Tariff as supplemented, revised or otherwise updated (the “KMCC Rate Tariff”), less [***], (ii) the pipeline loss allowance charged by KMCC, which rate is currently a deduction of 0.250% of the crude oil received with an API Gravity at or below 45.0 degrees and 0.375% of the crude oil received with an API Gravity above 45.0 degrees at the PVOG Delivery Point to cover for losses associated with the transportation of crude oil on KMCC, (iii) any other fees reflected in the KMCC Regulations Tariff that are charged for PVOG's crude oil movements (“Other Fees”) and which are applicable to similarly situated shippers under the KMCC Regulations Tariff; provided however, that “Other Fees” shall not include any amounts, charges or fees related to a rate schedule in the KMCC Rate Tariff other than the Shipper B Base Rate, and (iv) a marketing fee of [***] per barrel purchased and sold hereunder. For the avoidance of doubt, after the initial thirty-six (36) months of the term, there shall be no deduction to the KMCC Rate Tariff under clause (i) above in this Section 3.b.”

US-DOCS\101628259.2

2.Miscellaneous.
(a)Ratification; Primacy. Except as expressly amended by this Amendment, all of the terms, provisions, covenants and conditions contained in the Marketing Agreement remain in full force and effect; provided, if there is ever any conflict between the Marketing Agreement and this Amendment, the terms, provisions, covenants and conditions contained in this Amendment shall govern. The terms and provisions of the Marketing Agreement as amended by this Amendment are binding upon and inure to the benefit of the Parties, their representatives, successors and assigns. As amended by this Amendment, the Marketing Agreement is ratified and confirmed by the Parties, and declared to be a valid and enforceable contract between them
(b)Interpretation. The Parties acknowledge that (i) the Parties have had the opportunity to exercise business discretion in relation to the negotiation of the details of the transaction contemplated hereby, (ii) this Amendment is the result of arms-length negotiations from equal bargaining positions and (iii) the Parties and their respective counsel participated in the preparation and negotiation of this Amendment. Any rule of construction that a contract be construed against the drafter shall not apply to the interpretation or construction of this Amendment.
(c)Authority. Each Party represents that the individual executing this Amendment on behalf of such Party has the authority to execute this Amendment and bind such Party to the terms hereof.
(d)Parties in Interest. The terms and provisions of this Amendment shall be binding upon and inure to the benefit of Seller and Buyer and their respective successors and permitted assigns. Notwithstanding anything contained in this Amendment to the contrary, nothing in this Amendment, expressed or implied, is intended to confer on any Person, other than the Parties or their respective successors and permitted assigns, any rights, remedies, obligations or Liabilities under or by reason of this Amendment.
(e)Governing Law. This Amendment and the legal relations between the Parties shall be governed by and construed in accordance with the laws of the state of Texas without regard to principles of conflicts of law which would require the application of the laws of another jurisdiction.
(f)Venue. THE PARTIES HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN HARRIS COUNTY, TEXAS AND APPROPRIATE APPELLATE COURTS THEREFROM, AND EACH PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH DISPUTE, CONTROVERSY OR CLAIM MAY BE HEARD AND DETERMINED IN SUCH COURTS. THE PARTIES HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAWS, ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH DISPUTE, CONTROVERSY OR CLAIM BROUGHT IN ANY SUCH COURT OR ANY DEFENSE OF INCONVENIENT FORUM FOR THE MAINTENANCE OF SUCH DISPUTE, CONTROVERSY OR CLAIM. EACH PARTY AGREES THAT A JUDGMENT

* Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-
2 of the Exchange Act of 1934, as amended.

IN ANY SUCH DISPUTE MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY APPLICABLE LAW.
(g)Severability. If any term or other provision of this Amendment is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Amendment shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Amendment so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.
(h)Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original instrument, but all such counterparts together shall constitute but one agreement. A Party’s delivery of an executed counterpart signature page by facsimile (or email) is as effective as executing and delivering this Amendment in the presence of the other Party. No Party shall be bound until such time as the other Party has executed a counterpart of this Amendment.
(i)Incorporation. Capitalized terms used but not defined herein have the meaning set forth in the Marketing Agreement. The terms of Section 8 (Assignment), Section 9 (Notice), Section 10 (Limitation of Damages) and Section 13 (Entire Agreement) of Article IV of the Marketing Agreement are incorporated herein, mutatis mutandis.
[Signature page follows.]

* Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-
2 of the Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, this Amendment has been executed by the Parties as of the Execution Date, but effective for Section 1 as of the Effective Date.

PENN VIRGINIA OIL & GAS, L.P.
By:    Penn Virginia Oil & Gas GP, LLC
its general partner

By:    /s/ Jill T. Zively______________
Name:    Jill T. Zively
Title:    Vice President, Land and Marketing

REPUBLIC MIDSTREAM MARKETING, LLC

By:    /s/ Daniel R. Revers___________
Name:    Daniel R. Revers
Title:    President

* Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-
2 of the Exchange Act of 1934, as amended.
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